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                                                                    Exhibit 10.2

     THIS NOTE AND ANY SECURITIES FOR WHICH IT MAY BE EXCHANGED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. IT AND SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.

                             SECURED PROMISSORY NOTE

$15,858,548                                                        June 23, 2006

          FOR VALUE RECEIVED, the undersigned, AKSYS, LTD., a Delaware corporation (the "Company"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of DURUS LIFE SCIENCES MASTER FUND LTD. (the "Lender"), on December 31, 2007, the principal sum of FIFTEEN MILLION, EIGHT HUNDRED FIFTY-EIGHT THOUSAND, FIVE HUNDRED FORTY-EIGHT DOLLARS ($15,858,548) (or such increased principal amount as shall result from any increase of the principal under the Loan Agreement (as defined below)), or such principal amount as may be outstanding on such date.

          The Company further promises to pay interest on the Loan outstanding hereunder from time to time at the interest rate, and payable on the dates, set forth in the Loan Agreement.

          Both principal and (unless added to the principal as set forth in the Loan Agreement) interest are payable to the Lender in lawful money of the United States of America and in same day funds, or such other funds as shall be separately agreed upon by the Company and the Lender as provided in the Loan Agreement, in accordance with the Lender's payment instructions. All payments hereunder shall be made to the Lender unconditionally in full without set-off, counterclaim or, to the extent permitted by applicable law, other defense, and free and clear of, and without reduction for or on account of, any present and future taxes or withholdings, and all liabilities with respect thereto.

          The Lender shall record the date and amount of the Loan made, the amount of principal and interest due and payable from time to time hereunder, the increase to principal as a result of interest added thereto from time to time in accordance with the Loan Agreement, each payment of principal and interest thereof, and the resulting unpaid principal balance hereof, in the Lender's internal records, and any such recordation shall be conclusive absent manifest error of the accuracy of the information so recorded; provided, however, that the Lender's failure so to record shall not limit or otherwise affect the obligations of the Company hereunder and under the Loan Agreement to repay the principal of and interest on the Loan.

          This promissory note (this "Promissory Note") is one of the Notes referred to in, and is subject to and entitled to the benefits of, the Loan Agreement dated as of June 23, 2006 (as


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amended, amended and restated, modified, renewed or extended from time to time, the "Loan Agreement") between the Company and certain "Lenders" named therein, including the Lender. Capitalized terms used herein shall have the respective meanings assigned to them in the Loan Agreement.

          This Promissory Note is secured by the Collateral more specifically described in the Loan Agreement and the Collateral Documents and is entitled to the benefits of any Guaranty entered into pursuant to the Loan Agreement.

          The Loan Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

          This Promissory Note is subject to prepayment in whole or in part as provided in the Loan Agreement.

          In case this Promissory Note shall be mutilated, lost, stolen or destroyed, the Company shall issue a new Promissory Note of like date, tenor and denomination and deliver the same in exchange and substitution for and upon surrender and cancellation of such mutilated Promissory Note, or in lieu of such Promissory Note lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Promissory Note.

          This Note, amends and restates in full that certain Secured Promissory Note dated March 31, 2006, made by the undersigned and payable to the order of the Lender, in the original principal amount of $5,000,000 (the "Original Note"), which Original Note was made pursuant to that certain Bridge Loan Agreement dated as of March 31, 2006, between the undersigned and the Lender, which has been amended and restated in full by the Loan Agreement.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [Signature Page Follows]


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          IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed as of the date first above written.

                                        AKSYS, LTD.


                                        By: /s/
                                            ------------------------------------
                                            Title:


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